UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☒ Preliminary Proxy Statement
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☐    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
Gossamer Bio, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY MATERIALS DATED SEPTEMBER 3, 2026 - SUBJECT TO COMPLETION

3115 Merryfield Row, Suite 120
San Diego, CA 92121

[    ], 2026

Dear Stockholder:

On behalf of the board of directors (the “Board”) of Gossamer Bio, Inc., a Delaware corporation (“we,” “us,” “our,” “Gossamer” or the “Company”), you are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”), to be held virtually, via live webcast, on [    ], 2026 at [ ] Pacific Time, unless postponed or adjourned to a later date.

Background of the Special Meeting

The Special Meeting is being held to consider proposals arising out of the Company’s private placement of securities (the “Private Placement”) pursuant to that certain securities purchase agreement (the “Purchase Agreement”), dated August 20, 2026, by and among the Company and the purchasers named therein, including certain executive officers and directors of the Company (collectively, the “Purchasers”).

At the initial closing held on August 24, 2026 (the “Initial Closing”), the Company issued pre-funded warrants (the “Initial Closing Pre-Funded Warrants”), exercisable for, (i) prior to obtaining Stockholder Approval (as defined below), up to 25,000 shares of the Company’s Series A-1 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-1 Preferred Stock”), or (ii) following the receipt of Stockholder Approval, approximately 178,699,081 shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), in each case on the terms set forth in the Initial Closing Pre-Funded Warrants. The purchase price per Initial Closing Pre-Funded Warrant was $0.1399 (representing a per share price of Common Stock of $0.14 less the exercise price of $0.0001 per Initial Closing Pre-Funded Warrant).

At the second closing (the “Second Closing”), to occur upon the acceptance by the United States Food and Drug Administration (the “FDA”) of filing of the Company’s New Drug Application (“NDA”) for seralutinib for the treatment of patients with pulmonary arterial hypertension (“PAH”) (the “NDA Acceptance Milestone”), subject to the NDA Acceptance Milestone occurring in 2026 and the satisfaction of customary closing conditions, the Company has agreed to issue and sell, and the Purchasers have agreed to purchase, severally and not jointly, (i) pre-funded warrants (the “Second Closing Pre-Funded Warrants”), exercisable for, (A) prior to obtaining Stockholder Approval, up to 125,000 shares of the Company’s Series A-2 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-2 Preferred Stock”), or (B) following the receipt of Stockholder Approval, a number of shares of Common Stock equal to approximately $125 million divided by the purchase price of each Second Closing Pre-Funded Warrant, calculated in the manner described below, in each case on the terms set forth in the Second Closing Pre-Funded Warrants, and (ii) warrants (the “FDA Approval Warrants”), exercisable for, (A) prior to obtaining Stockholder Approval, up to 100,000 shares of the Company’s Series A-3 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-3 Preferred Stock,” and together with the Series A-1 Preferred Stock and Series A-2 Preferred Stock, the “Preferred Stock”), or (B) following the receipt of Stockholder Approval, approximately 534,759,377 shares of Common Stock (based on a per share price of Common Stock of $0.187), or in lieu thereof, pre-funded warrants (the “FDA Approval Warrant Pre-Funded Warrants,” and together with the Initial Closing Pre-Funded Warrants and Second Closing Pre-Funded Warrants, the “Pre-Funded Warrants”), in each case on the terms set forth in the FDA Approval Warrants. The purchase price per Second Closing Pre-Funded Warrant will be equal to the lesser of (x) $0.1399 per Pre-Funded Warrant and

(y) the volume-weighted average price per share of Common Stock during the five consecutive trading days ending on and including the trading day immediately preceding the date of the Second Closing, less the exercise price of $0.0001 per Second Closing Pre-Funded Warrant. The FDA Approval Warrants are only exercisable following approval by the FDA of the Company’s NDA for seralutinib for the treatment of patients with PAH (the “FDA Approval Milestone”).

The issuance of shares of Common Stock upon exercise of the Pre-Funded Warrants and FDA Approval Warrants and upon conversion of the Preferred Stock is subject to the approval of the Company’s stockholders in accordance with the applicable rules and regulations of the Nasdaq Global Select Market (“Stockholder Approval”).

Purpose of the Special Meeting

Our Board has called the Special Meeting to consider the following proposals, each of which is more fully described in the accompanying proxy statement:

PROPOSAL	PURPOSE
PROPOSAL NO. 1
To approve, in accordance with Nasdaq Listing Rules 5635(c) and 5635(d), the potential issuance of shares of Common Stock upon (i) the exercise of the Pre-Funded Warrants issued or issuable pursuant to the Purchase Agreement, (ii) the exercise of the FDA Approval Warrants issuable pursuant to the Purchase Agreement, and (iii) the conversion of shares of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock, in each case issuable upon exercise of the Pre-Funded Warrants and the FDA Approval Warrants, as applicable, including shares of Common Stock issuable to certain executive officers and directors of the Company, as described in Proposal No. 1 in the accompanying proxy statement.	Because the exercise of the Pre-Funded Warrants and FDA Approval Warrants for Common Stock and the conversion of the Preferred Stock into shares of Common Stock would, in the aggregate, result in the potential issuance of greater than 20% of the number of shares of Common Stock issued and outstanding immediately prior to the Initial Closing, we are required to obtain stockholder approval for such potential issuances pursuant to Nasdaq Listing Rule 5635(d).

Because certain executive officers and directors are Purchasers and Nasdaq considers any transaction in which officers, directors, employees, or consultants receive common stock or securities convertible into or exercisable for common stock for less than market value to be an equity compensation plan, we are required to obtain stockholder approval under Nasdaq Listing Rule 5635(c) before issuing shares of Common Stock underlying the securities purchased by those individuals.

PROPOSAL NO. 2
To approve one or more adjournments of the Special Meeting, if necessary, as described in Proposal No. 2 in the accompanying proxy statement.	If there are insufficient votes to approve the foregoing proposal at the Special Meeting or any adjournment(s) thereof, we need the ability to adjourn the Special Meeting to solicit additional proxies.

Board Recommendation

Our Board has determined that each of the proposals is in the best interests of the Company and its stockholders and unanimously recommends that you vote “FOR” each proposal.

Conclusion

The accompanying proxy statement provides you with information about the proposals. Please read the entire proxy statement carefully. You may obtain additional information about the Company from documents we file with the Securities and Exchange Commission.

It is important that your shares be represented and voted at the Special Meeting. Please submit your proxy as soon as possible even if you plan to attend the Special Meeting. We appreciate your support regarding this matter. Only those holders of record

of shares of Common Stock at 4:00 p.m. Eastern Time on [    ], 2026, the record date for the Special Meeting, will be entitled to vote at the Special Meeting (the “Record Date”) or any adjournment or postponement thereof.

Thank you for your ongoing support of, and continued interest in, Gossamer.

Sincerely,

Faheem Hasnain Chairman, President and Chief Executive Officer

3115 Merryfield Row, Suite 120
San Diego, CA 92121

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held at [ ] Pacific Time on [    ], 2026

Dear Stockholder:

On behalf of the board of directors (the “Board”), of Gossamer Bio, Inc., a Delaware corporation (“we,” “us,” “our,” “Gossamer” or the “Company”), you are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”), to be held virtually, via live webcast, on [    ], 2026 at [ ] Pacific Time, for the following purposes, as more fully described in the accompanying proxy statement:
1.To approve, in accordance with Nasdaq Listing Rules 5635(c) and 5635(d), the potential issuance of shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”) upon (i) the exercise of the Pre-Funded Warrants (as defined in the accompanying proxy statement) issued or issuable pursuant to the Purchase Agreement, (ii) the exercise of the FDA Approval Warrants (as defined in the accompanying proxy statement) issuable pursuant to the Purchase Agreement, and (iii) the conversion of shares of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock (each as defined in the accompanying proxy statement), in each case issuable upon exercise of the Pre-Funded Warrants and the FDA Approval Warrants, as applicable, including shares of Common Stock issuable to certain executive officers and directors of the Company, which issuances of Common Stock would, in the aggregate, exceed 20% of the number of shares of Common Stock issued and outstanding immediately prior to the Initial Closing (as defined in the accompanying proxy statement), as described in Proposal No. 1 in the accompanying proxy statement; and

2.To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposal at the Special Meeting or any adjournment(s) thereof, as described in Proposal No. 2 in the accompanying proxy statement.

The Board has fixed 4:00 p.m. Eastern Time on [    ], 2026 as the record date (the “Record Date”), for the Special Meeting. Stockholders of record as of the Record Date are entitled to notice of and to vote at the Special Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

This Notice of Special Meeting of Stockholders, the proxy statement, and the proxy card are being sent to stockholders beginning on or about [    ], 2026. The proxy card or voting instructions received from your broker, bank or other nominee provide instructions on how to vote. The proxy statement can be accessed directly at the following Internet address: www.proxydocs.com/GOSS. You will be asked to enter the Control Number shown on your proxy card or voting instructions received from your broker, bank or other nominee.

We appreciate your continued support of Gossamer.

By Order of the Board of Directors,

Faheem Hasnain
Chairman, President and Chief Executive Officer

San Diego, California
[    ], 2026

Your vote is important. Please vote your shares whether or not you plan to attend the meeting.

i

3115 Merryfield Row, Suite 120
San Diego, CA 92121
PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
To Be Held at [ ] Pacific Time on [    ], 2026
This proxy statement and form of proxy are furnished in connection with the solicitation of proxies by the Board (the “Board”), for use at the special meeting of stockholders (the “Special Meeting”), of Gossamer Bio, Inc., a Delaware corporation (“we,” “us,” “our,” “Gossamer” or the “Company”), and any postponements, adjournments or continuations thereof. The Special Meeting will be held virtually, via live webcast on [    ], 2026 at [    ] Pacific Time. To participate in the Special Meeting, you must register at www.proxydocs.com/GOSS by 5:00 p.m. Pacific Time on [    ], 2026 (the “Registration Deadline”) with your Control Number included on your proxy card if you are a stockholder of record of shares of Common Stock, or included with your voting instructions received from your broker, bank or other nominee if you are a street name stockholder, as described below. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Special Meeting, will be emailed to you. You will not be able to attend the Special Meeting physically in person.
The Board has fixed 4:00 p.m. Eastern Time on [    ], 2026 as the record date (the “Record Date”), for the Special Meeting. Stockholders of record as of the Record Date are entitled to notice of and to vote at the Special Meeting. This proxy statement, the notice and the proxy card will be mailed on or about [    ], 2026 to all stockholders entitled to vote at the Special Meeting.
Please read the entire proxy statement carefully. You may obtain additional information about the Company from documents we file with the Securities and Exchange Commission (the “SEC”).
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND SPECIAL MEETING
The information provided in the “question and answer” format below is for your convenience only. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.
Why are you holding the Special Meeting?

We are holding the Special Meeting for our stockholders to consider proposals arising out of the Company’s private placement of securities (the “Private Placement”) pursuant to that certain securities purchase agreement (the “Purchase Agreement”), dated August 20, 2026, by and among the Company and the purchasers named therein, including certain executive officers and directors of the Company (the “Purchasers”).

At the initial closing held on August 24, 2026 (the “Initial Closing”), the Company issued pre-funded warrants (the “Initial Closing Pre-Funded Warrants”), exercisable for, (i) prior to obtaining Stockholder Approval (as defined below), up to 25,000 shares of the Company’s Series A-1 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-1 Preferred Stock”), or (ii) following the receipt of Stockholder Approval, approximately 178,699,081 shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), in each case on the terms set forth in the Initial Closing Pre-Funded Warrants. The purchase price per Initial Closing Pre-Funded Warrant was $0.1399 (representing a per share price of Common Stock of $0.14 less the exercise price of $0.0001 per Initial Closing Pre-Funded Warrant).

At the second closing (the “Second Closing”), to occur upon the acceptance by the United States Food and Drug Administration (the “FDA”) of filing of the Company’s New Drug Application (“NDA”) for seralutinib for the treatment of patients with pulmonary arterial hypertension (“PAH”) (the “NDA Acceptance Milestone”), subject to the NDA Acceptance Milestone occurring in 2026 and the satisfaction of customary closing conditions, the Company has agreed to issue and sell, and the Purchasers have agreed to purchase, severally and not jointly, (i) pre-funded warrants (the “Second Closing Pre-Funded Warrants”), exercisable for, (A) prior to obtaining Stockholder Approval, up to 125,000 shares of the Company’s Series A-2 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-2 Preferred Stock”), or (B) following the receipt of Stockholder Approval, a number of shares of Common Stock equal to approximately $125 million divided by the purchase price of each Second Closing Pre-Funded Warrant, calculated in the manner described below, in each case on the terms set forth in the Second Closing Pre-Funded Warrants, and (ii) warrants (the “FDA Approval Warrants”), exercisable for, (A) prior to obtaining Stockholder Approval, up to 100,000 shares of the Company’s Series A-3 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-3 Preferred Stock,” and together with the Series A-1 Preferred Stock and Series A-2 Preferred Stock, the “Preferred Stock”), or (B) following the receipt of Stockholder Approval, approximately 534,759,377 shares of Common Stock (based on a per share price of Common Stock of $0.187), or in lieu thereof, pre-funded warrants (the “FDA Approval Warrant Pre-Funded Warrants,” and together with the Initial Closing Pre-Funded Warrants and Second Closing Pre-Funded Warrants, the “Pre-Funded Warrants”), in each case on the terms set forth in the FDA Approval Warrants. The purchase price per Second Closing Pre-Funded Warrant will be equal to the lesser of (x) $0.1399 per Pre-Funded Warrant and (y) the volume-weighted average price per share of Common Stock during the five consecutive trading days ending on and including the trading day immediately preceding the date of the Second Closing, less the exercise price of $0.0001 per Second Closing Pre-Funded Warrant. The FDA Approval Warrants are only exercisable following approval by the FDA of the Company’s NDA for seralutinib for the treatment of patients with PAH (the “FDA Approval Milestone”).

The issuance of shares of Common Stock upon exercise of the Pre-Funded Warrants and FDA Approval Warrants and upon conversion of the Preferred Stock is subject to the approval of the Company’s stockholders in accordance with the applicable rules and regulations of the Nasdaq Global Select Market (“Stockholder Approval”). See the section of this proxy statement entitled “Proposal No. 1: Nasdaq 5635(c) and 5635(d) Issuance of Additional Shares” for additional information concerning the Private Placement, the Pre-Funded Warrants, the FDA Approval Warrants and the Preferred Stock.
How can stockholders attend the Special Meeting?

We will be hosting the Special Meeting via live webcast only. To participate in the virtual Special Meeting, you must register at www.proxydocs.com/GOSS by the Registration Deadline of 5:00 p.m. Pacific Time on [ ], 2026 with your Control Number included on your proxy card if you are a stockholder of record of shares of Common Stock, or included with your voting instructions received from your broker, bank or other nominee if you are a street name stockholder, as described below. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Special Meeting, will be emailed to you.
The Special Meeting live webcast will begin promptly at [ ] Pacific Time on [    ], 2026. Stockholders may vote and submit questions in advance of the Special Meeting by following the instructions and rules of conduct on the Special Meeting website. We intend to answer questions that are pertinent to the official business of the Special Meeting during the Special Meeting, subject to time constraints. We encourage you to access the meeting prior to the start time. Online check-in will begin at [ ] Pacific Time, and you should allow ample time for the check-in procedures.

What matters am I voting on, what is the purpose of each proposal, and how does the Board recommend that I vote?

PROPOSAL	PURPOSE
PROPOSAL NO. 1
To approve, in accordance with Nasdaq Listing Rules 5635(c) and 5635(d), the potential issuance of shares of Common Stock upon (i) the exercise of the Pre-Funded Warrants issued or issuable pursuant to the Purchase Agreement, (ii) the exercise of the FDA Approval Warrants issuable pursuant to the Purchase Agreement, and (iii) the conversion of shares of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock, in each case issuable upon exercise of the Pre-Funded Warrants and the FDA Approval Warrants, as applicable, including shares of Common Stock issuable to certain executive officers and directors of the Company, as described in Proposal No. 1 in the accompanying proxy statement.	Because the exercise of the Pre-Funded Warrants and FDA Approval Warrants for Common Stock and the conversion of the Preferred Stock into shares of Common Stock would, in the aggregate, result in the potential issuance of greater than 20% of the number of shares of Common Stock issued and outstanding immediately prior to the Initial Closing, we are required to obtain stockholder approval for such potential issuances pursuant to Nasdaq Listing Rule 5635(d).

Because certain executive officers and directors are Purchasers and Nasdaq considers any transaction in which officers, directors, employees, or consultants receive common stock or securities convertible into or exercisable for common stock for less than market value to be an equity compensation plan, we are required to obtain stockholder approval under Nasdaq Listing Rule 5635(c) before issuing shares of Common Stock underlying the securities purchased by those individuals.

PROPOSAL NO. 2
To approve one or more adjournments of the Special Meeting, if necessary, as described in Proposal No. 2 in the accompanying proxy statement.	If there are insufficient votes to approve the foregoing proposal at the Special Meeting or any adjournment(s) thereof, we need the ability to adjourn the Special Meeting to solicit additional proxies.
The Board has determined that each of the proposals is in the best interests of the Company and its stockholders and unanimously recommends that you vote “FOR” each proposal.
Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the proxy card will have discretion to vote the shares of our Common Stock they represent in accordance with their own judgment on such matters.
Who is entitled to vote?
Holders of our Common Stock on the Record Date may vote at the Special Meeting. As of the Record Date, there were [    ] shares of our Common Stock outstanding. In deciding all matters at the Special Meeting, each share of our Common Stock held by a stockholder on the Record Date will be entitled to one vote for each of the proposals.
Stockholders of Record: Shares Registered in Your Name
If shares of our Common Stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and these proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy and indicate your voting choices directly to the individuals listed on the proxy card or to vote virtually at the Special Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders
If shares of our Common Stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and these proxy materials were forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares in the manner provided in the voting instructions you receive from your broker, bank or other nominee. However, because a street name stockholder is not the stockholder of record, you may not vote your shares of our Common Stock electronically at the Special Meeting unless you follow the procedures required by your broker, bank or other nominee. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
What is a quorum?
A quorum is the minimum number of shares required to be present at the Special Meeting to properly hold a stockholder meeting and conduct business under our amended and restated bylaws (the “Bylaws”), and Delaware law. The presence at the Special Meeting, by virtual attendance or by proxy, of holders representing one third of our outstanding Common Stock as of [ ], 2026 constitutes a quorum at the meeting, permitting us to conduct our business. Abstentions are counted as shares present and entitled to vote for purposes of determining a quorum. Because each of the proposals are considered “non-routine” matters and broker discretionary voting on such matters is prohibited, broker non-votes cannot occur at the Special Meeting, and such shares will not be considered present for the purposes of establishing a quorum and may not be voted on your behalf for any proposal. Therefore, it is important that you cast your vote by instructing your broker, bank or nominee on how you wish to vote your shares of Common Stock.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of the Board. Faheem Hasnain (our President, Chief Executive Officer and Chairman) and Christian Waage (our Executive Vice President, General Counsel) have been designated as proxy holders by the Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of the Board as described in this proxy statement. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Special Meeting is postponed, adjourned or continued, the proxy holders can vote the shares on the new Special Meeting date as well, unless you have properly revoked your proxy instructions, as described below.

How many votes are needed for approval of each proposal?

PROPOSAL	VOTE NEEDED FOR APPROVAL AND EFFECT OF ABSTENTIONS AND BROKER NON-VOTES
PROPOSAL NO. 1
Approval of the Nasdaq 5635(c) and 5635(d) Proposal	Affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively on the proposal, meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal. Abstentions will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the proposal. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.
PROPOSAL NO. 2
Approval of the Adjournment Proposal	Affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively on the proposal, meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal. Abstentions will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the proposal. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.

Voting results will be tabulated and certified by the inspector of election appointed for the Special Meeting.
How do I vote?
With respect to each of the proposals, you may vote “For,” “Against” or abstain from voting.
Stockholders of Record: Shares Registered in Your Name
If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to attend the virtual Special Meeting, we urge you to vote by proxy prior to the Special Meeting to ensure that your vote is counted.

•Via the Internet: You may vote at www.proxypush.com/GOSS 24 hours a day, seven days a week. Votes submitted via the Internet must be received by [ ], Pacific Time, on [    ], 2026. Have your proxy card available when you access the website and use the Control Number shown on your proxy card.
•By Telephone: You may vote using a touch-tone telephone by calling (866) 230-8457, 24 hours a day, seven days a week. Have your proxy card available when you call and use the Control Number shown on your proxy card. Votes submitted by telephone must be received by [ ], Pacific Time, on [    ], 2026.
•By Mail: You may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.
•At the Virtual Special Meeting: You may vote during the virtual Special Meeting through www.proxydocs.com/GOSS. To be admitted to the Special Meeting and vote your shares, you must register to attend the Special Meeting at www.proxydocs.com/GOSS by the Registration Deadline of 5:00 p.m. Pacific Time on [    ], 2026, and provide the Control Number shown on your proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Special Meeting, will be emailed to you.
Street Name Holders (Beneficial Owners): Shares Registered in the Name of a Broker, Bank, or Other Nominee
If you are a street name holder, you should have received voting instructions from your broker, bank or other nominee rather than directly from us. Please check with your bank, broker, or other nominee and follow the voting instructions they provide to vote your shares. Generally, you have three options for returning your proxy.
•By Method Listed on Voting Instruction Card: Please refer to your voting instruction card or other information provided by your bank, broker or other nominee to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by your broker, bank or other nominee. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank, broker or other nominee does not offer Internet or telephone voting information, please follow the other voting instructions they provide to vote your shares.
•By Mail: You may vote by signing, dating and returning your voting instruction card in the pre-addressed envelope provided by your broker, bank or other nominee.
•At the Virtual Special Meeting: To vote online during the virtual Special Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker or bank to request the proxy form authorizing you to vote the shares. You must also register to attend the Special Meeting at www.proxydocs.com/GOSS by the Registration Deadline and provide the Control Number shown on your proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Special Meeting, will be emailed to you.
VOTING VIA THE INTERNET OR BY TELEPHONE IS FAST AND CONVENIENT, AND YOUR VOTE IS IMMEDIATELY CONFIRMED AND TABULATED. VOTING EARLY WILL HELP AVOID ADDITIONAL SOLICITATION COSTS AND WILL NOT PREVENT YOU FROM VOTING ELECTRONICALLY DURING THE SPECIAL MEETING IF YOU WISH TO DO SO.
Can I change my vote?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Special Meeting by:
•Entering a new vote by Internet or by telephone;
•Completing and returning a later-dated proxy card;
•Notifying our corporate secretary, Christian Waage, at 3115 Merryfield Row, Suite 120, San Diego, California 92121 in writing before the Special Meeting that you have revoked your proxy, after which you are entitled to submit a new proxy or vote during the virtual Special Meeting; or
•Attending and voting electronically at the virtual Special Meeting (although attendance at the Special Meeting will not, by itself, revoke a proxy).
If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

How are proxies solicited for the Special Meeting?

We will bear the total expense of the solicitation, which will include amounts paid for printing and postage and to reimburse banks, brokerage firms and others for their expenses in forwarding proxy solicitation materials. In addition, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

How may my broker, bank or other nominee vote my shares if I fail to provide timely directions?

Brokers, banks and other nominees holding shares of our Common Stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. A broker non-vote occurs when banks or brokerage firms holding shares on behalf of a stockholder do not receive voting instructions from the beneficial owner of the shares by a specified date before the Special Meeting and such brokerage firms do not have discretionary authority to vote those undirected shares on specified matters under applicable stock exchange rules. Absent direction from you, your broker, bank or other nominee will not have discretion to vote on Proposal No. 1 (Nasdaq 5635(c) and 5635(d) Proposal) and Proposal No. 2 (Adjournment Proposal), which are considered “non-routine” matters. Because each of the proposals are considered “non-routine” matters and broker discretionary voting on such matters is prohibited, broker non-votes cannot occur at the Special Meeting, and such shares will not be considered present for the purposes of establishing a quorum and may not be voted on your behalf for any proposal. Therefore, it is important that you cast your vote by instructing your broker, bank or nominee on how you wish to vote your shares of Common Stock.

Who will count the votes obtained at the Special Meeting?

Voting results will be tabulated and certified by the inspector of election appointed for the Special Meeting.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

PROPOSAL NO. 1:
NASDAQ 5635(c) AND 5635(d) ISSUANCE OF ADDITIONAL SHARES
Description of Proposal

We are asking our stockholders to approve in accordance with Nasdaq Listing Rules 5635(c) and 5635(d), the potential issuance of shares of Common Stock upon (i) the exercise of the Pre-Funded Warrants issued or issuable pursuant to the Purchase Agreement, (ii) the exercise of the FDA Approval Warrants issuable pursuant to the Purchase Agreement, and (iii) the conversion of shares of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock, in each case issuable upon exercise of the Pre-Funded Warrants and the FDA Approval Warrants, as applicable, including shares of Common Stock issuable to certain executive officers and directors of the Company.
Background

On August 20, 2026, we entered into the Purchase Agreement with the Purchasers, including certain of our executive officers and directors, pursuant to which we agreed to issue and sell securities in a private placement in two closings. At the Initial Closing on August 24, 2026, we issued and sold the Initial Closing Pre-Funded Warrants, exercisable for, (i) prior to obtaining Stockholder Approval, up to 25,000 shares of our Series A-1 Convertible Preferred Stock, or, (ii) following receipt of Stockholder Approval, up to approximately 178,699,081 shares of Common Stock. The Initial Closing Pre-Funded Warrants were issued at a purchase price of $0.1399 per warrant, representing a price of $0.14 per underlying share of Common Stock less the $0.0001 exercise price, for aggregate gross proceeds of approximately $25.0 million, before deducting placement agent fees and offering expenses.

Subject to the NDA Acceptance Milestone occurring in 2026 and the satisfaction or waiver of the other closing conditions set forth in the Purchase Agreement, at the Second Closing, we have agreed to issue and sell to the Purchasers (i) Second Closing Pre-Funded Warrants exercisable for, (a) prior to obtaining Stockholder Approval, up to 125,000 shares of our Series A-2 Convertible Preferred Stock, or, (b) following receipt of Stockholder Approval, approximately 893,495,354 shares of Common Stock (assuming a purchase price per Second Closing Pre-Funded Warrant of $0.1399), and (ii) warrants (the “FDA Approval Warrants”) exercisable, upon achievement of the FDA Approval Milestone, for, (a) prior to obtaining Stockholder Approval, up to 100,000 shares of our Series A-3 Convertible Preferred Stock, or, (b) following receipt of Stockholder Approval, up to approximately 534,759,377 shares of Common Stock or, in lieu thereof, FDA Approval Warrant Pre-Funded Warrants. The aggregate gross proceeds expected from the Second Closing are approximately $125.0 million, before deducting placement agent fees and offering expenses and assuming no exercise of the FDA Approval Warrants. If the Second Closing does not occur on or before December 31, 2026, the obligations of the Company and the Purchasers relating to the Second Closing Pre-Funded Warrants and FDA Approval Warrants will automatically terminate. If the volume-weighted average price per share of Common Stock during the five consecutive trading days ending on and including the trading day immediately preceding the date of the Second Closing is less than $0.1399, the purchase price per Second Closing Pre-Funded Warrant will be less than $0.1399, and the Second Closing Pre-Funded Warrants would be exercisable for additional shares. By way of example, if the purchase price per Second Closing Pre-Funded Warrant was $0.10, following receipt of Stockholder Approval, the Second Closing Pre-Funded Warrants would be exercisable for up to 1,250,000,000 shares of Common Stock.

Prior to obtaining Stockholder Approval, the Pre-Funded Warrants are or will be exercisable only for the applicable series of Preferred Stock, and the FDA Approval Warrants will be exercisable only for Series A-3 Preferred Stock. Following receipt of Stockholder Approval, the Pre-Funded Warrants will automatically become exercisable solely for Common Stock, and the FDA Approval Warrants will automatically become exercisable solely for Common Stock or, at the applicable holder’s election, FDA Approval Warrant Pre-Funded Warrants. The FDA Approval Warrants will become exercisable only upon the achievement of the FDA Approval Milestone, and the maximum aggregate exercise price of the FDA Approval Warrants is approximately $100.0 million.

Each of Faheem Hasnain, our Chairman, President and Chief Executive Officer, and Bryan Giraudo, our Chief Financial Officer and Chief Operating Officer, through entities they control, are Purchasers under the Purchase Agreement. Specifically, entities controlled by Mr. Hasnain (i) purchased Initial Closing Pre-Funded Warrants exercisable for (a) prior to obtaining Stockholder Approval, up to 166 shares of Series A-1 Preferred Stock or (b) following the receipt of Stockholder Approval, approximately 1,191,327 shares of Common Stock, (ii) have agreed to purchase Second Closing Pre-Funded Warrants exercisable for (a) prior to obtaining Stockholder Approval, up to 833 shares of Series A-2 Preferred Stock or (b) following the receipt of Stockholder Approval, approximately 5,956,635 shares of Common Stock (assuming a purchase price per Second Closing Pre-Funded Warrant of $0.1399; provided that such number will be increased if the purchase price per Second Closing

Pre-Funded Warrant is less than $0.1399, as described above) and (iii) have agreed to purchase FDA Approval Warrants exercisable for (a) prior to obtaining Stockholder Approval, up to 666 shares of Series A-3 Preferred Stock or (b) following the receipt of Stockholder Approval, approximately 3,565,061 shares of Common Stock (or in lieu thereof, FDA Approval Warrant Pre-Funded Warrants). Entities controlled by Mr. Giraudo (i) purchased Initial Closing Pre-Funded Warrants exercisable for (a) prior to obtaining Stockholder Approval, up to 25 shares of Series A-1 Preferred Stock or (b) following the receipt of Stockholder Approval, approximately 178,699 shares of Common Stock, (ii) have agreed to purchase Second Closing Pre-Funded Warrants exercisable for (a) prior to obtaining Stockholder Approval, up to 125 shares of Series A-2 Preferred Stock or (b) following the receipt of Stockholder Approval, approximately 893,495 shares of Common Stock (assuming a purchase price per Second Closing Pre-Funded Warrant of $0.1399; provided that such number will be increased if the purchase price per Second Closing Pre-Funded Warrant is less than $0.1399, as described above) and (iii) have agreed to purchase FDA Approval Warrants exercisable for (a) prior to obtaining Stockholder Approval, up to 100 shares of Series A-3 Preferred Stock or (b) following the receipt of Stockholder Approval, approximately 534,759 shares of Common Stock (or in lieu thereof, FDA Approval Warrant Pre-Funded Warrants).

Pursuant to the Purchase Agreement, as soon as practicable following receipt of Stockholder Approval, and in any event within 30 days thereafter, subject to certain exceptions, we must file a registration statement with the Securities and Exchange Commission providing for the resale by the Purchasers of the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants and FDA Approval Warrants and upon conversion of the Preferred Stock (collectively, the “Registrable Securities”). We also agreed to use our reasonable best efforts to cause the registration statement to become effective within the period specified in the Purchase Agreement and to keep the registration statement effective until all Registrable Securities have been resold or are otherwise eligible for resale as provided in the Purchase Agreement.

Preferred Stock

In connection with the Initial Closing, we authorized 25,000 shares of Series A-1 Convertible Preferred Stock under a Certificate of Designation of Preferences, Rights and Limitations of Series A-1 Convertible Preferred Stock (the “Series A-1 Certificate of Designation”), which was filed with the Secretary of State of the State of Delaware in connection with the Initial Closing. If Stockholder Approval has not been obtained prior to the Second Closing, we will authorize (i) 125,000 shares of Series A-2 Convertible Preferred Stock under a Certificate of Designation of Preferences, Rights and Limitations of Series A-2 Convertible Preferred Stock (the “Series A-2 Certificate of Designation”) and (ii) 100,000 shares of Series A-3 Convertible Preferred Stock under a Certificate of Designation of Preferences, Rights and Limitations of Series A-3 Convertible Preferred Stock (the “Series A-3 Certificate of Designation” and, together with the Series A-1 Certificate of Designation and the Series A-2 Certificate of Designation, the “Certificates of Designation”), each of which will be filed with the Secretary of State of the State of Delaware in connection with the Second Closing.

Each series of Preferred Stock has a stated value of $1,000 per share. The conversion price of the Series A-1 Preferred Stock is $0.14 per share of Common Stock, such that if all shares of Series A-1 Preferred Stock converted into Common Stock (assuming all Initial Closing Pre-Funded Warrants were exercised for shares of Series A-1 Preferred Stock), up to 178,571,429 shares of Common Stock would be issued. The conversion price of the Series A-2 Preferred Stock will be equal to the lesser of $0.14 and the five-day volume-weighted average price of the Common Stock preceding the Second Closing, such that if all shares of Series A-2 Preferred Stock converted into Common Stock (assuming all Second Closing Pre-Funded Warrants were exercised for shares of Series A-2 Preferred Stock and assuming a conversion price of $0.14 per share), up to 892,857,143 shares of Common Stock would be issued (provided that if the conversion price is $0.10 per share, up to 1,250,000,000 shares of Common Stock would be issued). The conversion price of the Series A-3 Preferred Stock will be $0.187 per share of Common Stock, such that if all shares of Series A-3 Preferred Stock converted into Common Stock (assuming all FDA Approval Warrants were exercised for shares of Series A-3 Preferred Stock), up to 534,759,377 shares of Common Stock would be issued.

Prior to obtaining Stockholder Approval, the Preferred Stock will not be convertible into Common Stock. On the first trading day following the public announcement that Stockholder Approval has been obtained, each outstanding share of Preferred Stock will automatically convert into shares of Common Stock at the applicable conversion price, subject to applicable beneficial ownership limitations. Shares of Preferred Stock will not convert to the extent that, after giving effect to the conversion, the applicable holder and its affiliated persons would beneficially own more than 9.99% of the outstanding Common Stock, subject to an increase to 19.99% upon written election by the holder prior to the issuance of the Preferred Stock and further adjustment by the holder to any percentage not exceeding 19.99% upon 61 days’ prior notice to the Company. Any shares of Preferred Stock that do not automatically convert as a result of an applicable beneficial ownership limitation will remain outstanding and may subsequently be converted at the holder’s option to the extent the limitation no longer prevents conversion.

The Preferred Stock will be entitled to dividends on an as-if-converted basis in the same form as any dividends actually paid on shares of Common Stock. Except as otherwise required by law, holders of Preferred Stock will have no right to vote on matters submitted to a vote of our stockholders.

Without the prior written consent of holders of a majority of the outstanding shares of the applicable series of Preferred Stock (the “Requisite Holders”), we may not (i) amend or waive any provision of the organizational documents of the Company or its subsidiaries in a manner that adversely and disproportionately affects the rights, preferences, privileges or powers of the applicable series of Preferred Stock, (ii) issue additional equity securities senior to or pari passu with the applicable series of Preferred Stock, other than securities issued pursuant to the Purchase Agreement, or (iii) pay dividends on the Common Stock or any equity securities junior to or pari passu with the applicable series of Preferred Stock or repurchase any equity interests, subject to certain exceptions.

Prior to obtaining Stockholder Approval, upon a dissolution, winding up, liquidation or change of control of the Company, including a Deemed Liquidation Event as defined in the applicable Certificate of Designation (a “Liquidation”), holders of outstanding Preferred Stock will be entitled to receive, before any payment is made to holders of any other shares of our capital stock, an amount per share equal to the greater of (i) four times (4x) the stated value per share, together with any dividends declared but unpaid thereon (the “Liquidation Preference”), and (ii) the amount per share that would have been payable had the Preferred Stock been converted into Common Stock immediately prior to the Liquidation.

Following receipt of Stockholder Approval, upon a Liquidation, the proceeds available for distribution to our stockholders will be distributed among holders of Common Stock and any Preferred Stock that remains outstanding on a pro rata, as-converted basis, without regard to any limitations on conversion. Following receipt of Stockholder Approval, the Preferred Stock will no longer have a separate Liquidation Preference.

Pre-Funded Warrants

Each Pre-Funded Warrant has, or, if issued, will have, an exercise price of $0.0001 per share, is or will be immediately exercisable upon issuance and will not expire. Prior to obtaining Stockholder Approval, the Initial Closing Pre-Funded Warrants are exercisable solely for shares of Series A-1 Preferred Stock, and the Second Closing Pre-Funded Warrants, if issued, will be exercisable solely for shares of Series A-2 Preferred Stock. Following receipt of Stockholder Approval, the Pre-Funded Warrants will automatically become exercisable solely for shares of Common Stock and will no longer be exercisable for shares of Preferred Stock.

The Pre-Funded Warrants prohibit us from effecting an exercise to the extent the exercise would cause the holder, together with its affiliates, to beneficially own more than the holder’s specified beneficial ownership limitation, which was or will be initially set at 4.99%, 9.99% or 19.99%, as selected by the holder before issuance of the applicable Pre-Funded Warrant. A holder may increase or decrease its beneficial ownership limitation to any other percentage not exceeding 19.99%; provided that any increase will not become effective until 61 days after notice is delivered to the Company.

The exercise price and the number and type of securities issuable upon exercise of the Pre-Funded Warrants are subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications and similar events affecting the Preferred Stock or Common Stock, as applicable. In the event of certain fundamental transactions, a holder will be entitled, upon exercise of its Pre-Funded Warrants, to receive the kind and amount of securities, cash or other property that the holder would have received had it exercised its Pre-Funded Warrants immediately before the fundamental transaction, without regard to the exercise limitations contained in the Pre-Funded Warrants.

FDA Approval Warrants

At the Second Closing, we will issue to each Purchaser an FDA Approval Warrant for no additional consideration. Each FDA Approval Warrant will become exercisable only upon the achievement of the FDA Approval Milestone and will expire on the earlier of (i) 5:30 p.m. Eastern Time on the thirtieth day following the date on which we deliver written notice to the Purchasers of achievement of the FDA Approval Milestone and (ii) the fifth anniversary of the date of issuance of the FDA Approval Warrant.

Prior to obtaining Stockholder Approval, the FDA Approval Warrants will be exercisable solely for shares of Series A-3 Preferred Stock. Following receipt of Stockholder Approval, the FDA Approval Warrants will automatically become exercisable solely for shares of Common Stock or, at the holder’s election, FDA Approval Warrant Pre-Funded Warrants and will no longer be exercisable for shares of Series A-3 Preferred Stock.

Each FDA Approval Warrant will have an exercise price of (i) $0.187 per share of Common Stock, (ii) prior to obtaining Stockholder Approval, $1,000 per share of Series A-3 Preferred Stock or (iii) $0.1869 per FDA Approval Warrant Pre-Funded Warrant, representing a price of $0.187 per underlying share of Common Stock less the $0.0001 exercise price of the FDA Approval Warrant Pre-Funded Warrant, in each case subject to applicable adjustment provisions. The maximum aggregate exercise price of all FDA Approval Warrants will be approximately $100.0 million, allocated among the Purchasers pro rata based on their respective Initial Closing and Second Closing purchase amounts.

The FDA Approval Warrants will be subject to substantially the same beneficial ownership limitations, adjustment provisions and fundamental transaction protections described above with respect to the Pre-Funded Warrants.

Support Agreements

In connection with the Initial Closing, certain Purchasers who are existing stockholders and other existing stockholders of the Company entered into support agreements (the “Support Agreements”), pursuant to which such stockholders agreed to vote all shares of Common Stock owned by them to approve the issuance of all shares of Common Stock issuable pursuant to the Purchase Agreement and the transactions contemplated thereby, including (i) the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants and FDA Approval Warrants, and (ii) the shares of Common Stock issuable upon conversion of Preferred Stock. As of August 20, 2026, the stockholders that entered into the Support Agreements beneficially owned, in the aggregate, approximately 23% of our outstanding Common Stock.

Stockholder Approval Requirements Under Nasdaq Listing Rules

Because our Common Stock is listed on the Nasdaq Global Select Market, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(c) requires stockholder approval before a company may issue securities in connection with an equity compensation plan or arrangement to an officer, director, employee or consultant. Nasdaq treats a transaction in which such persons receive Common Stock or securities convertible into or exercisable for Common Stock at a price below market value as an equity compensation plan, subject to limited exceptions. As described above, Faheem Hasnain, our Chairman, President and Chief Executive Officer, participated in the Private Placement through the Hasnain Revocable Trust U/A DTD 2/19/2010. Bryan Giraudo, our Chief Financial Officer and Chief Operating Officer, participated in the Private Placement through the Bryan and Courtney Giraudo Revocable Trust. Accordingly, to the extent required by Nasdaq, we are seeking Stockholder Approval under Rule 5635(c) before shares of Common Stock may be issued upon exercise or conversion of securities purchased by the Hasnain Revocable Trust U/A DTD 2/19/2010 or the Bryan and Courtney Giraudo Revocable Trust, as well as by any other Purchasers who may in the future become officers, directors, employees or consultants of the Company.

Nasdaq Listing Rule 5635(d) requires stockholder approval before an issuance of securities in a transaction other than a public offering involving the sale, issuance or potential issuance of Common Stock or securities convertible into or exercisable for Common Stock equal to 20% or more of the Common Stock or voting power outstanding before the issuance at a price less than the applicable Nasdaq Minimum Price (as defined in the Nasdaq Listing Rules). The Private Placement contemplates the potential issuance of Common Stock upon exercise of the Pre-Funded Warrants and the FDA Approval Warrants, and upon conversion of the Preferred Stock, and the aggregate potential issuance would exceed 20% of the Common Stock outstanding immediately before the Initial Closing.

Consequences if Stockholder Approval is Not Obtained

If stockholders do not approve this Proposal No. 1 (Nasdaq 5635(c) and 5635(d) Proposal), the Initial Closing Pre-Funded Warrants would remain exercisable only for shares of Series A-1 Preferred Stock, and, if the Second Closing occurs, the Second Closing Pre-Funded Warrants would be exercisable only for shares of Series A-2 Preferred Stock. If the Second Closing occurs and the FDA Approval Milestone is achieved, the FDA Approval Warrants would be exercisable only for shares of Series A-3 Preferred Stock. The Preferred Stock would not convert into (or be convertible into) Common Stock without Stockholder

Approval and would remain outstanding under the applicable Certificates of Designation, including the rights and preferences (including the Liquidation Preference) applicable before Stockholder Approval.

Pursuant to the Purchase Agreement, if approval is not obtained at the Special Meeting, we must resubmit this proposal for approval at least once every 90 days until approval is obtained. The Purchase Agreement also restricts, subject to specified exceptions, our ability to issue or agree to issue shares of Common Stock or securities convertible into or exercisable for Common Stock during the applicable lock-up period, including prior to obtaining Stockholder Approval. These restrictions and the inability to issue Common Stock under the securities could limit our financing and strategic flexibility, and if the Second Closing has not occurred by December 31, 2026, the Second Closing commitments will terminate.

Potential Effects of this Proposal if Stockholder Approval is Obtained

The issuance of the shares of Common Stock which are the subject of this Proposal would result in an increase in the number of shares of Common Stock outstanding. This would result in a decrease to the respective ownership and voting percentage interests of stockholders prior to the Private Placement to the extent they did not participate in the Private Placement. The liquidation value, and book and market value of our Company, and our future earnings may be reduced.

In addition, we have agreed to register the securities issued in the Private Placement, which would include up to an aggregate of approximately [1,606,953,812] shares of Common Stock (assuming a purchase price per Second Closing Pre-Funded Warrant of $0.1399; provided that such number will be increased if the purchase price per Second Closing Pre-Funded Warrant is less than $0.1399, as described above), consisting of the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants and FDA Approval Warrants and the shares of Common Stock issuable upon conversion of the Preferred Stock. The release of [1,606,953,812] freely traded shares onto the market, or the perception that such shares will or could come onto the market, could have an adverse effect on the trading price of our stock.

We have broad discretion to use the net proceeds to us from the sale of such securities, and you will be relying solely on the judgment of our Board of Directors and management regarding the application of these proceeds. Our use of the proceeds may not improve our operating results or increase the value of your investment.

For your consideration of this Proposal 1, a description of the material terms of the Private Placement is set forth in this proxy statement to provide you with basic information concerning the Private Placement. However, the description above is not a substitute for reviewing the full text of the referenced documents, which were attached as exhibits to our Current Reports on Form 8-K as filed with the SEC on August 21, 2026 and August 26, 2026 and are available upon written request to the Secretary of the Company at our headquarters.

Vote Required; Recommendation of the Board of Directors

This Proposal No. 1 (Nasdaq 5635(c) and 5635(d) Proposal) requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively on the proposal, meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal. Abstentions will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the proposal. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NASDAQ 5635(C) AND 5635(D) PROPOSAL.

PROPOSAL NO. 2:
ADJOURNMENT OF SPECIAL MEETING

Description of Proposal

We are asking our stockholders to approve one or more adjournments of the Special Meeting or any adjournment(s) thereof in the event that there is not a sufficient number of votes at the Special Meeting to approve Proposal No. 1.

Background

In order to permit proxies that have been timely received to be voted for such adjournments, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Special Meeting and if the adjournment is for a period of 30 days or less, notice need not be given of the adjourned meeting if the time, place (if any) and the means of remote communications (if any) by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the Special Meeting at which the adjournment is taken, or is provided in any other manner permitted by the Delaware General Corporation Law. At the adjourned meeting, we may transact any business which might have been transacted at the Special Meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

Vote Required; Recommendation of the Board of Directors

Proposal No. 2 (Adjournment Proposal) requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively on the proposal, meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal. Abstentions will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the proposal. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information relating to the beneficial ownership of our Common Stock as of August 25, 2026, by:
•each of our named executive officers;
•each of our directors;
•all directors and executive officers as a group; and
•each person or group of affiliated persons known by us to beneficially own more than 5% of our Common Stock.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 488,846,722 shares of Common Stock outstanding on August 25, 2026. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or other rights held by such person that are currently exercisable or will become exercisable within 60 days of August 25, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is c/o Gossamer Bio, Inc., 3115 Merryfield Row, Suite 120, San Diego, California 92121. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Context Funds (1)	48,835,788	9.99%
683 Capital Partners, LP (2)	48,835,788	9.99%
DCIG Capital Master Fund LP (3)	37,665,073	7.70%
Wolverine (4)	34,959,649	7.15%
D.E. Shaw Valence Portfolios, L.L.C. and D.E. Shaw Cogence Portfolios, L.L.C. (5)	29,128,194	6.00%
Opaleye Management Inc. (6)	24,942,565	5.10%
Named Executive Officers and Directors
Faheem Hasnain (7)	10,783,454	2.18%
Bryan Giraudo (8)	2,966,689	*
Robert Smith (9)	1,331,471	*
Russell Cox (10)	419,366	*
Thomas Daniel, M.D. (11)	534,706	*
Skye Drynan (12)	313,055	*
Sandra Milligan, M.D., J.D. (13)	400,050	*
Steven Nathan, M.D. (14)	313,055	*
John Quisel, Ph.D., J.D. (15)	447,222	*
All current directors and executive officers as a group (11 persons)(16)	20,593,461	4.11%
____________________
*Less than 1%.

(1)The amounts shown and the following information was provided by Context Capital Management, LLC (“Context Capital”), Context Partners Master Fund, L.P. (“Context Partners”), Michael S. Rosen, William D. Fertig and Charles E. Carnegie pursuant to a Schedule 13G filed with the SEC on June 9, 2026. Consists of 48,835,788 shares of Common Stock held by Context Partners. Excludes Pre-funded Warrants exercisable for 28,631,976 shares of Common Stock that are presently not exercisable due to a 9.99% beneficial ownership limitation. Context Capital is the general partner and investment adviser of Context Partners and holds shared voting and dispositive power with respect to the securities held by Context Partners. Michael S. Rosen, William D. Fertig and Charles E. Carnegie are the control persons of Context Capital and hold shared voting and dispositive power with respect to the securities held by Context Partners. Each reporting person disclaims beneficial ownership of the securities except to the extent of such person’s pecuniary interest therein. The business address for each of the foregoing is 7724 Girard Avenue, Suite 300, La Jolla, California 92037.
(2)The amounts shown and the following information was provided by 683 Capital Management, LLC (“683 Capital Management”), 683 Capital Partners, LP (“683 Capital Partners”) and Ari Zweiman pursuant to a Schedule 13G filed with the SEC on June 11, 2026. Includes (i) 39,504,484 shares of Common Stock beneficially owned by 683 Capital Partners, (ii) warrants exercisable for 9,102,055 shares of common stock and (iii) 1,262,032 shares issuable upon conversion of convertible notes. Excludes 1,032,783 shares issuable upon convertible notes that are presently not convertible due to a 9.99% beneficial ownership limitation. 683 Capital Management, as the investment manager of 683 Capital Partners, may be deemed to have beneficially owned the (a) 39,504,484 shares of Common Stock, (b) warrants exercisable for 9,102,055 shares of Common Stock, and (c) 1,262,032 shares issuable upon conversion of convertible notes beneficially owned by 683 Capital Partners. Ari Zweiman, as the Managing Member of 683 Capital Management, may be deemed to have beneficially owned the (a) 39,504,484 shares of Common Stock, (b) warrants exercisable for 9,102,055 shares of Common Stock, and (c) 1,262,032 shares issuable upon conversion of convertible notes beneficially owned by 683 Capital Management. Each of 683 Capital Management and Mr. Zweiman disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest therein. The business address for each of the foregoing is 1700 Broadway, Suite 4200, New York, New York 10019.
(3)The amounts shown and the following information was provided by DeepCurrents Investment Group, LLC, a Delaware limited liability company (“DeepCurrents”), DCIG Capital Master Fund LP, a Cayman Islands limited partnership (the “Fund”), DCIG GP LLC, a Delaware limited liability company (“DeepCurrents GP”), and Kai Zheng pursuant to a Schedule 13G filed with the SEC on June 11, 2026. DeepCurrents, as the investment manager of the Fund, may be deemed to have voting rights and investment control over 27,646,139 shares of Common Stock. DeepCurrents is also an investment adviser to a separately managed account of an advisory client (the “Managed Account”) and may be deemed to beneficially own 10,018,934 shares of Common Stock directly in the Managed Account, but DeepCurrents does not have any voting authority with respect to any securities in the Managed Account. DeepCurrents GP is the general partner of, and may be deemed to indirectly beneficially own securities owned by, the Fund. Kai Zheng is the President and Managing Member of DeepCurrents and Managing Member of DeepCurrents GP, and may be deemed to indirectly beneficially own securities beneficially owned by DeepCurrents and DeepCurrents GP. Each of DeepCurrents, the Fund, DeepCurrents GP and Kai Zheng disclaims beneficial interest over these securities except to the extent of their actual pecuniary interests therein. The business address for each of the foregoing is 575 5th Avenue, 21st Floor, New York, 10017.
(4)Wolverine Asset Management, LLC (“WAM”) is an investment adviser and has voting and dispositive power over 34,934,823 shares of Common Stock. The sole member and manager of WAM is Wolverine Holdings, LLC (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Holdings in their roles as Managers of Wolverine Holdings. Each of Wolverine Holdings, Mr. Bellick, and Mr. Gust have voting and disposition power over 34,959,649 shares of the Common Stock. WAM may be deemed the beneficial owner of 7.14% of the Common Stock, and each of Wolverine Holdings, Mr. Bellick, and Mr. Gust may be deemed the beneficial owner of 7.15% of the Common Stock. Wolverine Flagship Fund Trading Limited is known to have the right to receive dividends from, or the proceeds from the sale of, the Common Stock covered by this statement that may be deemed to be beneficially owned by WAM. The business address of Wolverine Asset Management, LLC is 175 W. Jackson Blvd., Suite 340, Chicago, IL 60604.
(5)The amounts shown and the following information was provided by D.E. Shaw Valence Portfolios, L.L.C. and D.E. Shaw Cogence Portfolios, L.L.C. pursuant to a Schedule 13D/A filed with the SEC on August 24, 2026. As of August 24, 2026, D. E. Shaw Valence Portfolios, L.L.C. (“Valence”) beneficially owned 27,698,267 shares of Common Stock and D. E. Shaw Cogence Portfolios, L.L.C. (“Cogence“) beneficially owned 1,429,927 shares of Common Stock (collectively, the “Subject Shares“). Each of Valence and Cogence has the power to vote or to direct the vote of (and the power to dispose or direct the disposition of) the Subject Shares directly owned by each of them. D. E. Shaw & Co., L.P. (“DESCO LP“), as the investment adviser of each of Valence and Cogence, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Subject Shares. D. E. Shaw & Co., L.L.C. (“DESCO LLC”), as the manager of each of Valence and Cogence may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) 29,128,194 of the Subject Shares. Edwin Jager, Maximilian Stone, Adam Deaton and Anoop Prasad, or their designees, exercise voting and investment control over the Subject Shares on DESCO LP's and DESCO LLC's behalf. D. E. Shaw & Co., Inc. (“DESCO Inc.“), as general partner of DESCO LP, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Subject Shares. D. E. Shaw & Co. II, Inc. (“DESCO II Inc.”), as managing member of DESCO LLC, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) 29,128,194 of the Subject Shares. None of DESCO LP, DESCO LLC, DESCO Inc., or DESCO II Inc. owns any shares of the Company directly, and each such entity disclaims beneficial ownership of the Subject Shares. Dr. David E. Shaw (“Dr. Shaw”) does not own any shares of the Company directly. By virtue of Dr. Shaw's position as President and sole shareholder of DESCO Inc., which is the general partner of DESCO LP, and by virtue of Dr. Shaw's position as President and sole shareholder of DESCO II Inc., which is the managing member of DESCO LLC, Dr. Shaw may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Subject Shares and, therefore, Dr. Shaw may be deemed to be the beneficial owner of the Subject Shares. Dr. Shaw disclaims beneficial ownership of the Subject Shares. The business address of each of the named entities and natural persons is c/o D. E. Shaw & Co., L.P., Two Manhattan West, 375 Ninth Avenue, 52nd Floor, New York, NY 10001.
(6)The amounts shown and the following information was provided by Opaleye Management Inc. (the “Adviser”), Opaleye, L.P. (the “Fund”) and James Silverman pursuant to a Schedule 13G filed with the SEC on July 29, 2026. The Fund directly holds 24,141,629 shares of Common Stock. The Adviser, as investment adviser to the Fund and a separately managed account, and Mr. Silverman, as the controlling person of the Adviser, may be deemed to beneficially own an aggregate of 24,942,565 shares of Common Stock, consisting of 24,141,629 shares held directly by the Fund and 800,936 shares held in a separately managed account. The business address for each of the foregoing is One Boston Place, 26th Floor, Boston, MA 02108.
(7)Consists of (i) 5,528,366 shares of Common Stock consisting of 5,408,073 shares held by a family trust, and 120,293 shares held directly by Mr. Hasnain, (ii) 3,928,717 shares of Common Stock underlying options held by Mr. Hasnain that are exercisable as of August 25, 2026 or that will become exercisable within 60 days after such date and (iii) 1,326,371 shares of Common Stock underlying warrants held by Mr. Hasnain that are exercisable as of August 25, 2026 or that will become exercisable within 60 days after such date. Mr. Hasnain is the trustee of such family trust and in such capacity has the sole power to vote and dispose of such shares.
(8)Consists of (i) 572,747 shares of Common Stock, including 480,010 shares held by a family trust and 92,737 shares held directly by Mr. Giraudo, (ii) 2,201,738 shares of Common Stock underlying options held by Mr. Giraudo that are exercisable as of August 25, 2026 or that will become exercisable within 60 days after such date and (iii) 192,204 shares of Common Stock underlying warrants held by Mr. Giraudo that are exercisable as of August 25, 2026 or that will become exercisable within 60 days after such date. Mr. Giraudo is a trustee of such family trust and in such capacity has the power to vote and dispose of such shares.
(9)Consists of (i) 42,555 shares of Common Stock, including 25,000 shares held by a family trust and 17,555 shares held directly by Mr. Smith and (ii) 1,288,916 shares of Common Stock underlying options held by Mr. Smith that are exercisable as of August 25, 2026 or that will become exercisable within 60 days after such date. Mr. Smith is a trustee of such family trust and in such capacity has the power to vote and dispose of such shares.
(10)Consists of 7,200 shares of Common Stock held directly by Mr. Cox and 412,166 shares of Common Stock underlying options held by Mr. Cox that are exercisable as of August 25, 2026 or that will become exercisable within 60 days after such date.
(11)Consists of 38,095 shares of Common Stock held by the Thomas Oran Daniel Living Trust (the “Daniel Trust”), and 496,611 shares of Common Stock underlying options held by Dr. Daniel that are exercisable as of August 25, 2026 or that will become exercisable within 60 days after such date. Dr. Daniel is the trustee of the Daniel Trust and in such capacity has the sole power to vote and dispose of such shares.
(12)Consists of 313,055 shares of Common Stock underlying options held by Ms. Drynan that are exercisable as of August 25, 2026 or that will become exercisable within 60 days after such date.
(13)Consists of (i) 58,050 shares held by a family trust and (ii) 342,000 shares of Common Stock underlying options held by Dr. Milligan that are exercisable as of August 25, 2026 or that will become exercisable within 60 days after such date. Dr. Milligan is a trustee of such family trust and in such capacity has the power to vote and dispose of such shares.
(14)Consists of 313,055 shares of Common Stock underlying options held by Dr. Nathan that are exercisable as of August 25, 2026 or that will become exercisable within 60 days after such date.
(15)Consists of 447,222 shares of Common Stock underlying options held by Dr. Quisel that are exercisable as of August 25, 2026 or that will become exercisable within 60 days after such date.
(16)Consists of (i) the shares described in notes 7 through 15 above; (ii) 49,833 shares held directly by Ms. Caryn Peterson, and 1,188,005 shares of Common Stock underlying options held by Ms. Peterson that are exercisable as of

August 25, 2026 or that will become exercisable within 60 days after such date; and (iii) 672,675 shares held directly by Mr. Christian Waage or family trusts, 1,170,504 shares of Common Stock underlying options held by Mr. Waage that are exercisable as of August 25, 2026 or that will become exercisable within 60 days after such date and 3,376 shares of Common Stock underlying warrants held by Mr. Waage that are exercisable as of August 25, 2026 or that will become exercisable within 60 days after such date.

STOCKHOLDER PROPOSALS
Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in 2027, including nominations of any person for election to the Board, must be received by us no later than December 25, 2026, which is 120 days prior to the one-year anniversary of the mailing date of the proxy statement for the 2026 annual meeting, in order to be included in our proxy statement and form of proxy card relating to that meeting, unless the date of the 2027 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2026 annual meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC in Rule 14a-8 of the Exchange Act for such proposals in order to be included in the proxy statement.
In addition, our Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations of any person for election to the Board not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice that meets the requirements set forth in the Bylaws must be received at our principal executive offices not less than 90 calendar days nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be presented at our 2027 annual meeting of stockholders, such a proposal must be received by us no earlier than February 4, 2027 and no later than March 19, 2027.  However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received no earlier than the 120th day prior to such annual meeting and not later than the 90th calendar day prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the Board for the 2027 annual meeting may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our Bylaws which also specify requirements as to the form and content of a stockholder’s notice.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 5, 2027.
STOCKHOLDERS SHARING THE SAME ADDRESS
The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of proxy materials, or, where applicable, a Notice of Internet Availability of Proxy Materials, to households at which two or more stockholders reside. Each stockholder, however, still receives a separate proxy card if he or she receives paper copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our proxy statement and Notice of Internet Availability of Proxy Materials. If you would like to opt out of this practice for future mailings and receive a separate proxy statement or Notice of Internet Availability of Proxy Materials for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement or Notice of Internet Availability of Proxy Materials without charge by sending a written request to Gossamer Bio, Inc., 3115 Merryfield Row, Suite 120, San Diego, CA 92121, Attention: Corporate Secretary or by calling (858) 684-1300. We will promptly send additional copies of the proxy statement or Notice of Internet Availability of Proxy Materials upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the proxy statement or Notice of Internet Availability of Proxy Materials can request delivery of a single copy of the proxy statement or Notice of Internet Availability of Proxy Materials by contacting their broker, bank or other intermediary or sending a written request to Gossamer Bio, Inc. at the address above or by calling (858) 684-1300.

OTHER MATTERS
We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the Special Meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. All stockholders are urged to vote via the Internet, by telephone or to complete, sign and return a completed proxy card as soon as possible.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. All statements other than statements of historical facts contained in this proxy statement, including statements regarding our future results of operations and financial position, business strategies and plans, and our research and development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this proxy statement are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this proxy statement and are subject to a number of risks, uncertainties and assumptions, including those described in Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2025. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

gossamerbio

C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903

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Gossamer Bio, Inc.

Special Meeting of Stockholders

For Stockholders of Record as of , 2026

, 2026 , Pacific Time

Special Meeting to be held live via the Internet - please visit www.proxydocs.com/GOSS for more details.

YOUR VOTE IS IMPORTANT!
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This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Faheem Hasnain and Christian Waage (the "Named Proxies"), and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of Gossamer Bio, Inc. a Delaware corporation ("the Company"), the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on , 2026, at (Pacific Time) via a live webcast and all adjournments thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made but the proxy card is signed, this proxy will be voted "FOR" all nominees for director and "FOR" proposals 1 and 2. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

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PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

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gossamerbio

Gossamer Bio, Inc. Special Meeting of Stockholders

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1 AND 2

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Signature (and Title if applicable)	Date	Signature (if held jointly)	Date